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                                                                    EXHIBIT 99.6


NOTES TO UNAUDITED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

The Unaudited Condensed Consolidated Balance Sheet included in the Fidelity National Financial, Inc. Quarterly Report on Form 10-Q as of and for the three month period ended March 31, 2000 filed May 15, 2000, and included as Exhibit
99.5 hereto, has been prepared including the impact of the merger of Chicago Title Corporation with and into Fidelity National, Financial, Inc. The Merger has been accounted for using the purchase method of accounting.

The Unaudited Pro Forma Combined Statement of Operations for the three months ended March 31, 2000 and the Unaudited Combined Pro Forma Statement of Earnings for the year ended December 31, 1999 included herein have been prepared including the impact of the merger of Chicago Title Corporation with and into Fidelity National, Financial, Inc., as if the Merger had been consummated on January 1, 2000 and January 1, 1999, respectively. The Merger has been accounted for using the purchase method of accounting. The Pro Forma Combined Financial Data are provided for comparative purposes only. They do not purport to be indicative of the results that actually would have occurred if the acquisition had been consummated on the dates indicated or the results that may be obtained in the future.

The following footnotes describe the Pro Forma Adjustments made.

(1) Reflects interest expense incurred of merger related debt of approximately $590.5 million at an interest rate of 7.69% and the amortization of merger related debt issuance costs of approximately $10.2 million using the effective interest method over six years.

(2) Represents incremental amortization of cost in excess of net assets acquired necessary to reflect amortization of merger related cost in excess of net assets acquired of approximately $729.8 million on a straight line basis over twenty years.

(3) Reflects income tax benefit of interest expense and amortization of debt issuance costs at an expected marginal tax rate of forty percent.

(4) Basic and diluted earnings (loss) per share have been calculated assuming the issuance of approximately 38.8 million shares in connection with the merger and the conversion of outstanding Chicago Title Corporation dilutive securities to a basis consistent with Fidelity National Financial, Inc. dilutive securities.

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PRO FORMA COMBINED STATEMENT OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31,
2000 (IN THOUSANDS)

                                                                         HISTORICAL                      UNAUDITED PRO FORMA
                                                          -----------------------------------     -------------------------
                                                                        CHICAGO
                                                          FIDELITY       TITLE       COMBINED     ADJUSTMENTS      COMBINED
                                                          ---------     --------     --------     -----------      ---------
REVENUE:
      Title insurance premiums and escrow fees            $ 219,653     $370,493     $590,146      $      --       $ 590,146
      Other fees and revenue                                 62,442       34,968       97,410             --          97,410
      Interest and investment income, including
        realized gains (losses)                              11,885       16,923       28,808             --          28,808
                                                          ---------     --------     --------      ---------       ---------
                                                            293,980      422,384      716,364             --         716,364
                                                          ---------     --------     --------      ---------       ---------
 EXPENSES:
      Personnel costs                                        93,487      135,421      228,908             --         228,908
      Other operating expenses                               98,395       98,339      196,734             --         196,734
      Agent commissions                                      90,745      146,642      237,387             --         237,387
      Provision for claim losses                             10,912       21,988       32,900             --          32,900
      Interest expense                                        6,504        1,062        7,566         11,808(1)       19,374
                                                          ---------     --------     --------      ---------       ---------
                                                            300,043      403,452      703,495         11,808         715,303
                                                          ---------     --------     --------      ---------       ---------

      Earnings (loss) before amortization of cost
        in excess of net assets acquired                     (6,063)      18,932       12,869        (11,808)          1,061
      Amortization of cost in excess of net assets
        acquired                                              1,654        4,042        5,696          5,080(2)       10,776
                                                          ---------     --------     --------      ---------       ---------
      Earnings (loss) before income taxes                    (7,717)      14,890        7,173        (16,888)         (9,715)
      Income tax expense (benefit)                             (359)       6,795        6,436         (4,723)(3)       1,713
      Merger-related expenses, net of applicable
        income taxes                                             --        8,892        8,892                          8,892
                                                          ---------     --------     --------      ---------       ---------
      Net earnings (loss) from continuing operations      $  (7,358)    $ 16,987     $  9,629      $ (12,165)      $  (2,536)
                                                          =========     ========     ========      =========       =========


 LOSS PER SHARE FROM CONTINUING OPERATIONS:
      Basic                                                     N/A          N/A          N/A            N/A       $   (0.04)(4)
      Diluted                                                   N/A          N/A          N/A            N/A           (0.04)(4)


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

PRO FORMA COMBINED STATEMENT OF EARNINGS FOR THE YEAR ENDED DECEMBER 31, 1999 (IN THOUSANDS)

                                                                       HISTORICAL                     UNAUDITED PRO FORMA
                                                         --------------------------------------    ---------------------------
                                                                         CHICAGO
                                                          FIDELITY        TITLE       COMBINED     ADJUSTMENTS        COMBINED
                                                         ----------    ----------    ----------    -----------       ----------
REVENUE:
      Title insurance premiums and escrow fees           $1,063,186    $1,988,783    $3,051,969    $        --       $3,051,969
      Other fees and revenue                                260,623        68,593       329,216             --          329,216
      Interest and investment income, including
        realized gains (losses)                              28,395         1,663        30,058             --           30,058
                                                         ----------    ----------    ----------    -----------       ----------
                                                          1,352,204     2,059,039     3,411,243             --        3,411,243
                                                         ----------    ----------    ----------    -----------       ----------

 EXPENSES:
      Personnel costs                                       407,078       625,973     1,033,051             --        1,033,051
      Other operating expenses                              328,485       713,670     1,042,155             --        1,042,155
      Agent commissions                                     423,675       117,387       541,062             --          541,062
      Provision for claim losses                             52,713         4,356        57,069             --           57,069
      Interest expense                                       15,626       421,999       437,625         47,108(1)       484,733
                                                         ----------    ----------    ----------    -----------       ----------
                                                          1,227,577     1,883,385     3,110,962         47,108        3,158,070
                                                         ----------    ----------    ----------    -----------       ----------

      Earnings (loss) before amortization of cost
        in excess of net assets acquired                    124,627       175,654       300,281        (47,108)         253,173
      Amortization of cost in excess of net
        assets acquired                                       6,799        13,233        20,032         23,255(2)        43,287
                                                         ----------    ----------    ----------    -----------       ----------
      Earnings (loss) before income taxes                   117,828       162,421       280,249        (70,363)         209,886
      Income tax expense (benefit)                           46,975        56,667       103,642        (18,843)(3)       84,799
      Merger-related expenses, net of applicable
       income taxes                                              --         4,732         4,732             --            4,732
                                                         ----------    ----------    ----------    -----------       ----------
      Net earnings (loss) from continuing operations     $   70,853    $  110,486    $  181,339    $   (51,520)      $  129,819
                                                         ==========    ==========    ==========    ===========       ==========


 EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
      Basic                                              $     2.38    $     5.06           N/A            N/A       $     1.89(4)
      Diluted                                                  2.27          5.06           N/A            N/A             1.84(4)

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